EXHIBIT 99.2


                            DELEEUW ASSOCIATES, INC.

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2003 AND 2002


                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Independent Auditor's Report                                               F-2

Balance Sheet                                                              F-3

Statements of Income                                                       F-4

Statements of Changes in Stockholder's Equity                              F-5

Statements of Cash Flows                                                   F-6

Notes to Financial Statements                                              F-7

                          INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Stockholder
DeLeeuw Associates, Inc.
Wayne, New Jersey

We have audited the accompanying balance sheet of DeLeeuw Associates, Inc. as of December 31, 2003, and the related statements of income, changes in stockholder's equity and cash flows for the years ended December 31, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DeLeeuw Associates, Inc. as of December 31, 2003 and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ehrenkrantz Sterling & Co. LLC

Certified Public Accountants
April 30, 2004

                        DELEEUW ASSOCIATES, INC.
                              BALANCE SHEET
                            DECEMBER 31, 2003

ASSETS
CURRENT ASSETS
     Cash                                                           $    128,733
     Accounts receivable                                                 762,592
     Prepaid expenses                                                     40,024
                                                                    ------------

         TOTAL CURRENT ASSETS                                            931,349

PROPERTY AND EQUIPMENT, at cost, net                                      30,809

INVESTMENT IN LIMITED LIABILITY COMPANY                                   59,180
                                                                    ------------

                                                                    $  1,021,338
                                                                    ============

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
     Line of credit                                                 $    182,381
     Accounts payable and accrued expenses                                 7,045
                                                                    ------------

         TOTAL CURRENT LIABILITIES                                       189,426
                                                                    ------------

COMMITMENTS                                                                   --

STOCKHOLDER'S EQUITY
     Common stock, $.01 par value, 100,000 shares authorized,
         51,000 issued and outstanding                                       510
     Additional paid in capital                                            2,400
     Retained earnings                                                   829,002
                                                                    ------------

                                                                         831,912
                                                                    ------------

                                                                    $  1,021,338
                                                                    ============

See Notes to Financial Statements.

                            DELEEUW ASSOCIATES, INC.
                              STATEMENTS OF INCOME

                                                                      Years ended December 31
                                                                    ----------------------------
                                                                        2003            2002
                                                                    ------------    ------------
REVENUE                                                             $  5,151,403    $  5,848,126

COST OF SERVICES                                                       3,205,913       3,781,374
                                                                    ------------    ------------

GROSS PROFIT                                                           1,945,490       2,066,752
                                                                    ------------    ------------

OPERATING EXPENSES
   Selling and marketing                                                  85,748          67,680
   General and administrative                                          1,446,397       1,658,055
   Depreciation                                                           11,146           8,194
                                                                    ------------    ------------

                                                                       1,543,291       1,733,929
                                                                    ------------    ------------

INCOME FROM OPERATIONS                                                   402,199         332,823
                                                                    ------------    ------------

OTHER EXPENSES
   Interest expense                                                        3,766           9,796
   Equity in losses from investment in limited liability company          15,819              --
   Write-off of investment in limited partnership                         60,100              --
                                                                    ------------    ------------

                                                                          79,685           9,796
                                                                    ------------    ------------

NET INCOME                                                          $    322,514    $    323,027
                                                                    ============    ============

See Notes to Financial Statements.

                            DELEEUW ASSOCIATES, INC.
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                       Additional                          Total
                                         Common         Paid in         Retained       Stockholder's
                                          Stock         Capital         Earnings           Equity
                                      ------------    ------------    ------------     ------------
Balance, January 1, 2002              $        510    $      2,400    $  1,391,460     $  1,394,370

     Net income                                 --              --         323,027          323,027

     Distributions to stockholder               --              --        (740,840)        (740,840)
                                      ------------    ------------    ------------     ------------

Balance, December 31, 2002                     510           2,400         973,647          976,557

     Net income                                 --              --         322,514          322,514

     Distributions to stockholder               --              --        (467,159)        (467,159)
                                      ------------    ------------    ------------     ------------

Balance, December 31, 2003            $        510    $      2,400    $    829,002     $    831,912
                                      ============    ============    ============     ============

See Notes to Financial Statements.

                            DELEEUW ASSOCIATES, INC.
                            STATEMENTS OF CASH FLOWS

                                                                     Years ended December 31
                                                                   -----------------------------
                                                                       2003             2002
                                                                   ------------     ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income                                                    $    322,514     $    323,027
     Adjustments to reconcile net income to net cash provided
     by operating activities:
        Depreciation                                                     11,146            8,194
        Write-off of investment in limited partnership                   60,100               --
        Losses from investment in limited liability company              15,819               --
     Changes in operating assets and liabilities:
        (Increase) decrease in accounts receivable                      162,433           (1,178)
        (Increase) decrease in prepaid expense                             (973)         149,349
        Decrease in accounts payable and accrued expenses              (102,095)         (52,638)
                                                                   ------------     ------------
            Net cash provided by operating activities                   468,944          426,754
                                                                   ------------     ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Acquisition of property and equipment                               (9,906)          (6,254)
     Investment in limited liability company                            (75,000)              --
                                                                   ------------     ------------
            Net cash provided by (used in) investing activities         (84,906)          (6,254)
                                                                   ------------     ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Cash overdraft                                                      (1,319)           1,319
     Net advances under line of credit                                   32,628          149,753
     Repayments (advances) to stockholder, net                          180,545           (4,884)
     Distributions to stockholder                                      (467,159)        (740,840)
                                                                   ------------     ------------
        Net cash provided by (used in) financing activities            (255,305)        (594,652)
                                                                   ------------     ------------

NET INCREASE (DECREASE) IN CASH                                         128,733         (174,152)

CASH, beginning of year                                                      --          174,152
                                                                   ------------     ------------

CASH, end of year                                                  $    128,733     $         --
                                                                   ============     ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid for interest                                        $      3,766     $      9,796
     Cash paid for income taxes                                              58           25,814

See Notes to Financial Statements.

                            DELEEUW ASSOCIATES, INC.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BUSINESS
DeLeeuw Associates, Inc., ("the Company") was incorporated in the State of Florida and has been conducting business since 1990. The Company is a management consulting firm specializing in integration, reengineering and project management for financial services firms, to its customers principally located in Northeastern and Southeastern portion of the United States.

In 2003, the Company acquired a non-controlling interest in DeLeeuw International Ltd. (a limited liability company). The Company is accounting for this investment under the equity method.

In 2003, the Company abandoned it's 10% limited partnership interest in a partnership resulting in a write off of $60,100.

REVENUE RECOGNITION
Revenue from consulting and professional services is recognized at the time the services are performed, evidence of an arrangement exists, the fee is fixed or determinable and collectibility is reasonably assured.

ACCOUNTS RECEIVABLE
The Company carries its accounts receivable at cost less an allowance for doubtful accounts, when necessary. On a periodic basis, the Company evaluates its accounts receivable and changes the allowance for doubtful accounts, when deemed necessary, based on its history of past write-offs and collections, contractual terms and current credit conditions. Management believes that no allowance for doubtful accounts is warranted at December 31, 2003.

INVESTMENT IN LIMITED LIABILITY COMPANY
In 2003, the Company acquired a non-controlling interest in a newly-formed limited liability company located in Turkey. The entity is principally engaged in the information technology services industry and has not recorded any revenue through December 31, 2003. The Company is accounting for its investment under the equity method. The investment was recorded originally at a cost of $75,000. At December 31, 2003, the foreign currency translation adjustment was immaterial and is not included as a separate component of stockholder's equity.

PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed principally by the straight-line method and is based on the estimated useful lives of the various assets ranging from three to seven years. When assets are sold or retired, the cost and accumulated depreciation are removed from the accounts and any gain or loss is included in operations. Expenditures for maintenance and repairs have been charged to operations. Major renewals and betterments have been capitalized.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATIONS OF CREDIT RISK
Financial instruments which potentially subject the Company to concentrations of credit risk are cash and accounts receivable arising from its normal business activities. The Company routinely assesses the financial strength of its customers, based upon factors surrounding their credit risk, establishes an allowance for doubtful accounts, and as a consequence believes that its accounts receivable credit risk exposure beyond such allowances is limited. At December 31, 2003, three customers approximated 96% of the Company's accounts receivable balance.

The Company maintains its cash with a high credit quality financial institution. Each account is secured by the Federal Deposit Insurance Corporation up to $100,000.

ADVERTISING
The Company expenses advertising costs as incurred. Advertising costs amounted to approximately $5,000 and $4,200 for the years ended December 31, 2003 and 2002, respectively.

INCOME TAXES
The Company accounts for state income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, the Company generally considers all expected future events other than enactments of changes in the tax laws or rates.

On October 14, 1994, DeLeeuw Associates elected to be an "S" Corporation whereby, the stockholder accounts for his share of DeLeeuw's earnings, losses, deductions and credits on his Federal and various state income tax returns.

DERIVATIVES
In September 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"), which requires the recognition of all derivatives as either assets or liabilities measured at fair value, with changes in value reflected as current period income (loss) unless specific hedge accounting criteria are met. The effective date of SFAS No. 133, as amended by SFAS No. 138, is for fiscal years beginning after September 15, 2000. The Company adopted SFAS No. 133 as of January 1, 2001, resulting in no material impact upon adoption. SFAS No. 133 did not have a material impact on the financial results for the years ended December 31, 2003 and 2002.

NOTE 2: RECENT PRONOUNCEMENTS

On January 2002, the Company adopted SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting, and broadens the criteria for recording intangible assets separate from goodwill. Recorded goodwill and intangibles will be evaluated against these new criteria and may result in certain intangibles being subsumed into goodwill, or alternatively, amounts initially recorded as goodwill may be separately identified and recognized apart from goodwill. SFAS No. 142 requires the use of a non-amortization approach to account for purchased goodwill and certain intangibles. Under a non-amortization approach, goodwill and indefinite-lived intangibles will not be amortized into results of operations, but instead will be reviewed for impairment and written down and charged to results of operations only in the periods in which the recorded value of goodwill and indefinite-lived intangibles is more than its fair value.

SFAS 142 requires, among other things, that goodwill not be amortized but should be subject to impairment testing at the "reporting unit level" at least annually and more frequently upon the occurrence of certain events, as defined by SFAS 142. A reporting unit is the same level as or one level below an operating segment, as defined by Statement of Financial Accounting Standards No. 131 "Disclosures About Segments of an Enterprise and Related Information." The adoption of SFAS 141 and 142 did not have a material effect on the Company's financial position, results of operations, and cash flows.

October 2001, the FASB issued Statement of Financial Accounting Standards No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS 144). SFAS 144 supersedes Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," and certain provisions of APB Opinion No. 30 "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions." SFAS 144 establishes standards for long-lived assets to be disposed of, and redefines the valuation and presentation of discontinued operations. SFAS 144 is effective for fiscal years beginning after December 15, 2001, and interim periods within those fiscal years. The adoption of SFAS 144 did not have a material effect on the Company's financial position, results of operations, and cash flows.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities". The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing or other exit or disposal activity. Previous accounting guidance was provided by EITF 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". SFAS No. 146 replaces EITF 94-3. SFAS 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company adopted SFAS No. 146 as of January 1, 2003 and this adoption had no material impact on the Company's financial statements for the year ended December 31, 2003.

In November 2002, the EITF reached consensus on EITF No. 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables". This consensus requires that revenue arrangements with multiple deliverables be divided into separate units of accounting if the deliverables in the arrangement meet specific criteria. In addition, arrangement consideration must be allocated among the separate units of accounting based on their relative fair values, with certain limitations. The Company will be required to adopt the provisions of this consensus for revenue arrangements entered into after June 30, 2003, and the Company has decided to apply it on a prospective basis. The Company does not have any revenue arrangements that would have a material impact on its financial statements with respect to EITF No. 00-21.

In November 2002, the FASB issued FASB Interpretation, or FIN No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others". FIN No. 45 elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. However, a liability does not have to be recognized for a parent's guarantee of its subsidiary's debt to a third party or a subsidiary's guarantee of the debt owed to a third party by either its parent or another subsidiary of that parent. The initial recognition and measurement provisions of FIN No. 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002 irrespective of the guarantor's fiscal year end. The disclosure requirements of FIN No. 45 are effective for financial statements with annual periods ending after December 15, 2002. The Company does not have any guarantees that would require disclosure under FIN No. 45.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51", which clarifies the application of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN No. 46 provides guidance related to identifying variable interest entities (previously known generally as special purpose entities, or SPEs) and determining whether such entities should be consolidated. FIN No. 46 must be applied immediately to variable interest entities created or interests in variable interest entities obtained, after January 31, 2003. For those variable interest entities created or interests in variable interest entities obtained on or before January 31, 2003, the guidance in FIN No. 46 must be applied in the first fiscal year or interim period beginning after June 15, 2003. The Company adopted FIN No. 46 as of January 1, 2003 and this adoption had no material impact on the Company's financial statements for the year ended December 31, 2003.

NOTE 3: PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:
                                                                   December 31,
                                                                       2003
                                                                   ------------

Computer equipment                                                 $     25,160
Furniture and fixtures                                                   48,963
Software                                                                  3,458
                                                                   ------------
                                                                         77,581
Accumulated depreciation                                                (46,772)
                                                                   ------------

                                                                   $     30,809
                                                                   ============
NOTE 4: LINE OF CREDIT

The credit facility provides for a maximum borrowing of $500,000 secured by substantially all of the Company's assets. The interest rate is at the one month LIBOR rate plus 3.15% (4.27% at December 31, 2003). The line is collateralized by all corporate assets, guaranteed by the Company"s stockholder, and expired on February 28, 2004.

NOTE 5: MAJOR CUSTOMERS

During 2003 and 2002, the Company had sales to two and four major customers which totaled approximately $4,500,000 and $5,700,000, respectively. Amounts due from these customers included in accounts receivable were approximately $653,000 at December 31, 2003.

NOTE 6: EMPLOYEE BENEFIT PLAN

The Company has a defined contribution profit sharing plan under Section 401(k) of the Internal Revenue Code that covers substantially all employees. Eligible employees may contribute on a tax deferred basis a percentage of compensation up to the maximum allowable amount. Although the plan does not require a matching contribution by the Company, the Company may make a contribution. The Company"s contributions to the plan for the years ended December 31, 2003 and 2002 was approximately $43,000 and $37,000, respectively.

NOTE 7: COMMITMENTS

LEASE COMMITMENTS
The Company's corporate headquarters were located in Wayne, New Jersey, where it operated under an amended lease agreement that expired on October 14, 2003. The Company had been on a month to month basis since that date through March 2004 at which time it located its corporate headquarters to East Hanover, New Jersey within Conversion Services International, Inc.'s office space (See Note 8 - Subsequent Events).

The Company also leases office space in Charlotte, North Carolina under an operating lease that expires in December 2005.

Rent expense for both locations totaled approximately $64,000 and $60,000 in 2003 and 2002, respectively.

Future minimum lease payments due under all operating lease agreements as of December 31, 2003 are as follows:

          Years Ending December 31
          ------------------------
                    2004                        $    33,493
                    2005                             34,833
                                                -----------

                                                $    68,326
                                                ===========

AGREEMENTS
The Company has executed various employment agreements with many of its key employees. These agreements expired in April 2004.

NOTE 8: SUBSEQUENT EVENTS

On February 26, 2004, Conversion Services International, Inc. acquired a 100% interest in the Company. As result of that acquisition, the Company's "S" Corporation status was revoked. Effective February 27, 2004, the Company's tax status reverts to a "C" Corporation on a prospective basis. The Company would expect to have an effective income tax rate of approximately 40%.